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                                                                   EXHIBIT 10.59


                     FIRST SUPPLEMENT TO PURCHASE AGREEMENT


         THIS FIRST SUPPLEMENT TO PURCHASE AGREEMENT dated as of June 7, 2000 (this "Supplement"), is made by:

          o TransTexas Gas Corporation, a Delaware corporation (herein called "Grantor"),

          o    Southern Producer Services, L.P. ("SPS"),

          o TCW Portfolio No. 1555 DR V Sub-Custody Partnership, L.P. ("Fund V") and TCW DR VI Investment Partnership, L.P. ("Fund VI"), acting through their agent, TCW Asset Management Company, and

          o TCW Asset Management Company, as Agent on behalf of Fund V and Fund VI (in such capacity, "Funds Agent").

                                    RECITALS

         1. Grantor, SPS, Fund V, Fund VI and Funds Agent have heretofore entered into that certain Purchase Agreement dated as of March 14, 2000 (herein, as heretofore amended or supplemented, called the "Original Purchase Agreement"), and, as contemplated therein, Grantor has, by means of a Production Payment Conveyance dated as of the same date (herein, as heretofore amended or supplemented, called the "Original Conveyance"), conveyed to SPS, Fund V and Fund VI (collectively, "Grantee") the "Production Payment" as therein defined, burdening interests of Grantor in certain oil and gas properties.

         2. As contemplated in the Original Purchase Agreement, Grantor now desires to supplement and amend the Original Conveyance in consideration of the payment by SPS of an additional Purchase Price Payment, as more fully described below.

         3. Section 2.3(a) of the Original Purchase Agreement provides that SPS will pay an additional Purchase Price Payment to Grantor with respect to each State Tract 5/6 Offset Well upon the terms set forth therein in an amount equal to the lesser of (i) the Drilling Costs relating to such State Tract 5/6 Offset Well and (ii) $4,500,000, provided that Grantee and Grantor may in their discretion agree to a higher Purchase Price Payment.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, Grantor, SPS, Fund V, Fund VI, and Funds Agent hereby agree as follows:

                     ARTICLE I - Definitions and References

         Section 1.1. Defined Terms and References. As used herein, the terms "Original Conveyance", "Original Purchase Agreement", "Grantor", "SPS", "Fund V", "Fund VI",


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"Grantee" and "Funds Agent" have the meanings given them above. Reference is also made to the Original Purchase Agreement and to the Original Conveyance for the meaning of various terms defined therein, all of which shall when used herein (unless otherwise expressly defined herein) have the same meanings. For purposes of this Supplement, unless the context otherwise requires, the following additional terms shall have the following meanings:

         "Current Closing Date" has the meaning given such term in Section 2.3.

         "Current Conveyance Supplement" means the First Supplement to Production Payment Conveyance executed by Grantor and Grantee substantially in the form of Exhibit A hereto.

         "Current Purchase Price Payment" means a Purchase Price Payment in the amount of $8,000,000 for the first State Tract 5/6 Offset Well, which represents a higher Purchase Price Payment agreed to by Grantee and Grantor in their discretion pursuant to Section 2.3(a) of the Purchase Agreement.

         "Current Supplement Documents" means this Supplement, the Current Conveyance Supplement, and all other Production Payment Documents delivered substantially contemporaneously herewith.

         "Production Payment Conveyance" means the Original Conveyance as amended and supplemented by the Current Conveyance Supplement.

         "Purchase Agreement" means the Original Purchase Agreement as supplemented and amended hereby.

         Section 1.2. Rules of Construction. All references in this Supplement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Supplement unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivisions and shall be disregarded in construing the language contained in such subdivisions. The words "this Supplement, "this instrument", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Supplement as a whole and not to any particular subdivision unless expressly so limited. Unless the context otherwise requires: "including" (and its grammatical variations) means "including without limitation"; "or" is not exclusive; words in the singular form shall be construed to include the plural and vice versa; words in any gender include all other genders; references herein to any instrument or agreement refer to such instrument or agreement as it may be from time to time supplemented or amended; and references herein to any Person include such Person's successors and assigns. All references in this Supplement to exhibits and schedules refer to the exhibits and schedules to this Supplement unless expressly provided otherwise, and all such exhibits and schedules are hereby incorporated herein by reference and made a part hereof for all purposes.



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                             ARTICLE II - Amendment

         Section 2.1. Agreement to Amend. Upon the terms and conditions of this Supplement and the Purchase Agreement, Grantor and Grantee agree to amend and supplement the Original Conveyance by executing and delivering the Current Conveyance Supplement.

         Section 2.2. Closing. On the Current Closing Date, Grantor shall deliver the Current Conveyance Supplement to Grantee, Grantor shall satisfy all of the conditions set out in Sections 3.4 and 3.5 of the Purchase Agreement, and the following additional condition shall be satisfied:

         o Grantor shall provide Grantee with certified copies of Grantor's filing of the Notice of Filing of Production Payment Documents with the Bankruptcy Court as contemplated in paragraph 8 of the Bankruptcy Court Order.

Thereupon, SPS shall pay all of the Current Purchase Price Payment to Grantor in accordance with the terms and procedures of the Purchase Agreement.

         Section 2.3. Time and Place of Closing. The closing for the consummation of the transactions contemplated herein shall take place on June 7, 2000 or on such other date as may be agreed to by Grantor and Grantee (herein called the "Current Closing Date").

         Section 2.4. Payment of Drilling Costs and Expenses. Section 2.3 of the Purchase Agreement states that the obligation of SPS to pay the Current Purchase Price Payment to Grantor is subject to the condition precedent that Grantor first provides evidence acceptable to SPS (in the reasonable exercise of SPS's discretion) that Grantor has paid in full in cash all costs and expenses associated with drilling the first State Tract 5/6 Offset Well or has made provision for such payment that is satisfactory to SPS (in the reasonable exercise of SPS's discretion) (the "Condition"). Grantee hereby waives, with respect to the first State Tract 5/6 Offset Well only, the Condition.

                   ARTICLE III - Representations and Covenants

         Section 3.1. Representations and Warranties of Grantor. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby represents and warrants and covenants to Grantee that:

         (a) All representations and warranties made by Grantor or any other TransTexas Company in any Production Payment Document now or previously delivered are true and correct as of the Current Closing Date (unless such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties are true and correct as of such earlier date). Without limitation of the foregoing, no Senior Notes Event of Default exists.

         (b) Each TransTexas Company has performed all agreements, covenants, and conditions which it is required by any Production Payment Document to perform on or prior to the Current Closing Date.


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         (c) The consummation on the Current Closing Date of the transactions contemplated in the Current Supplement Documents: (i) is not prohibited by any law or any regulation or order of any court or governmental agency or authority applicable to Grantor or any other TransTexas Company, and (ii) does not subject any of them to any penalty or other onerous condition under or pursuant to any such law, regulation or order.

         (d) The State Tract 331 #5 well is the first State Tract 5/6 Offset Well to be drilled.

         Section 3.2. Covenants. To induce Grantee to enter into the Current Supplement Documents and to pay the Current Purchase Price Payment, Grantor hereby covenants with Grantee that Grantor will perform all of its covenants and duties under the Production Payment Documents, all as fully as if they were set out in full herein.

         Section 3.3. Representations and Warranties of Grantee. Each Person included within Grantee hereby represents and warrants to Grantor that: (a) such Person has incurred no obligation or liability, contingent or otherwise, for broker's or finder's fees in respect of any of the matters provided for in this Supplement for which fees Grantor might be liable; (b) the Purchase Agreement constitutes the legal, valid and binding act and obligation of such Person, enforceable against such Person in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency, moratorium and other similar laws applicable to creditors' rights generally or by general principles of equity; (c) no bankruptcy or insolvency proceeding is presently pending (or, to such Person's best knowledge, threatened) by or against such Person under any applicable bankruptcy, insolvency or other similar law of any jurisdiction; (d) such Person has not made a general assignment for the benefit of creditors; (e) such Person is acquiring the Production Payment for its own account and not with any intention to transfer all or any part of the Production Payment to others in violation of the Securities Act of 1933, as amended, or any other applicable securities laws, and (f) such Person is a "United States person", within the meaning of Section 7701 of the Internal Revenue Code of 1986, as amended. Fund V and Fund VI further represent and warrant that in connection with the transactions contemplated herein and in the Purchase Agreement (i) they are represented by Funds Agent, an investment manager that qualifies as a "qualified professional asset manager" as defined in Department of Labor Prohibited Transaction Exemption 84-14 (the "QPAM Exemption") and (ii) each of the conditions of the QPAM Exemption are satisfied and will, throughout the term of the Purchase Agreement (as hereby supplemented and amended), be satisfied.

         Section 3.4. Sales Agreements. Each of the parties hereto acknowledges and agrees that the State Tract 331 #5 well is a Subject Well and that such well, and the production therefrom, are subject to the Production Payment Documents. In particular, each of the parties hereto acknowledges and agrees that the State Tract 331 #5 well is subject to the provisions of the Production Sales Agreement and the TransTexas Marketing Agreements that relate to properties located in Galveston Bay and agrees (at the request of any party hereto) to execute and deliver any amendments or supplements thereto in order to further evidence the same.



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                           ARTICLE IV - Miscellaneous

         Section 4.1. Ratification of Production Payment Documents. The Original Purchase Agreement as hereby supplemented and amended is hereby ratified and confirmed in all respects. The other Production Payments Documents, as they may be supplemented, amended or affected by the Current Supplement Documents, are hereby ratified and confirmed in all respects. Any reference to the Purchase Agreement in any Production Payment Document shall be deemed to refer to this Supplement also, and any reference in any Production Payment Document to any other document or instrument amended, renewed, extended or otherwise affected by any Current Supplement Document shall also refer to such Current Supplement Document. The execution, delivery and effectiveness of this Supplement and the other Current Supplement Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Grantee or Funds Agent under the Purchase Agreement or any other Production Payment Document nor constitute a waiver of any provision of the Purchase Agreement or any other Production Payment Document.

         Section 4.2. Survival of Agreements. All representations, warranties, covenants and agreements of Grantor herein shall survive the execution and delivery of this Supplement and the other Current Supplement Documents and shall further survive until terminated in accordance with the Purchase Agreement.

         Section 4.3. Production Payment Documents. This Supplement and the other Current Supplement Documents are Production Payment Documents, and all provisions in the Purchase Agreement pertaining to Production Payment Documents (including the arbitration provisions of Section 6.9 of the Purchase Agreement) apply hereto and thereto.

         THIS WRITTEN AGREEMENT AND THE OTHER PRODUCTION PAYMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

         THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 4.4. Governing Law. This Supplement shall be deemed a contract and instrument made under the laws of the State of Texas and shall be construed and enforced in accordance with and governed by the laws of the State of Texas and the laws of the United States of America, without regard to principles of conflicts of law.

         Section 4.5. Counterparts. This Supplement may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Supplement.


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, this Supplement is executed as of the date first written above.


                                   TRANSTEXAS GAS CORPORATION


                                   By:  /s/ ED DONAHUE
                                       -------------------------------
                                       Ed Donahue
                                       Vice President



                                   SOUTHERN PRODUCER SERVICES, L.P.

                                   BY: SC Ashwood Holdings, Inc.,
                                       its general partner


                                       By:  /s/ DAVID W. STEWART
                                           ---------------------------
                                           David W. Stewart
                                           Vice President



                                   TCW PORTFOLIO NO. 1555 DR V SUB-CUSTODY
                                   PARTNERSHIP, L.P. and
                                   TCW DR VI INVESTMENT PARTNERSHIP, L.P.

                                   By: TCW ASSET MANAGEMENT COMPANY, as
                                       their Agent


                                       By:  /s/ KURT A. TALBOT
                                           ---------------------------
                                           Kurt A. Talbot
                                           Senior Vice President




                                   TCW ASSET MANAGEMENT COMPANY, as Agent



                                   By:  /s/ KURT A. TALBOT
                                       -------------------------------
                                       Kurt A. Talbot
                                       Senior Vice President





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                                 ACKNOWLEDGMENT

         To induce Grantee to enter into the above Supplement, the undersigned Galveston Bay Pipeline Company and Galveston Bay Processing Company each hereby ratify and confirm their various agreements made in connection with the Production Payment Documents referred to above and acknowledge and agree that such agreements remain in full force and effect after taking into account the Current Supplement Documents referred to above.

EXECUTED as of June 7, 2000.


GALVESTON BAY PIPELINE COMPANY



By: /s/ ED DONAHUE
   ----------------------------
   Name:  Ed Donahue
   Title: Vice President



GALVESTON BAY PROCESSING COMPANY



By: /s/ ED DONAHUE
   ----------------------------
   Name:  Ed Donahue
   Title: Vice President





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                                                                       EXHIBIT A

                          CURRENT CONVEYANCE SUPPLEMENT